Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 1 21 September 2022 ASX RELEASE Company Announcements Platform August Business Update Closing the Gap to Profitability; Next Round of Initiatives Launched Sezzle Inc. (ASX:SZL) (Sezzle or Company) // Purpose-driven installment payment platform, Sezzle, is pleased to provide the market with an update on key financial metrics for the month ended 31 August 2022.1 • Underlying Merchant Sales (UMS) for August 2022 increased 1.1% MoM to US$142.8M (A$208.3M2), with Total Income declining 4.8% MoM to US$9.7M (A$14.1M2), representing a 72bps YoY improvement as a percentage of UMS. • Revenue and cost initiatives to date have had a positive effect on the Company’s average monthly burn, defined as Total Income less Transaction Related Costs3 less Adjusted Operating Expenses4. In the last twelve months, the average monthly burn declined from a peak average monthly pace of negative US$8.1M in 4Q21 to negative US$1.9M in 3Q22 (QTD through 31 August). • The Company’s key initiatives announced to date in 2022 are expected to generate US$40.0 million in annualized revenue and cost savings. Those initiatives included: o offboarded or renegotiated rates with merchants and network partners (completed, but continue to monitor going forward), o reduction in workforce (completed), o scaled back efforts in Europe and Brazil (in process), o ceased payment processing in India (completed), o reduced third-party spend (on going), and o the Sezzle Premium subscription product (launched). • The Company is in the process of launching additional initiatives. These initiatives are expected to generate an incremental US$20.0 million in annualized revenue and cost 1 Results are unaudited. 2 A$ to US$ exchange rate of $0.68552 as of 31 August 2022. 3 Total Income less Transaction Related Costs is a non-GAAP financial measure equal to Total Income less the sum of Transaction Expense, Provision for Uncollectible Accounts, and Net Interest Expense. 4 Adjusted Operating Expense is a non-GAAP measure equal to the sum of Personnel (excluding equity-based compensation), third-party tech & data, marketing & tradeshows, adjusted general & administrative expense (excluding depreciation, amortization, impairments, and non-recurring expenses).

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 2 savings. The initiatives include convenience fees and merchant pricing adjustments - expected to be fully rolled out in 4Q22. “We are extremely excited about the current direction of Sezzle. Earlier in the year, we announced numerous initiatives that are expected to generate US$40.0 million in annual revenue and cost savings. These initiatives are beginning to bear fruit and we are seeing it in our results,” noted Charlie Youakim, Sezzle’s Chairman and CEO. “That said, we are just getting started and are excited to announce we are embarking on another US$20.0 million in annual revenue and cost saving initiatives. We are looking forward to the coming months and quarters as our initiatives progress.” Key Activity During the Period: • UMS and Total Income. UMS reached US$142.8 million in August, representing a 1.1% increase over July 2022. The growth is primarily driven by increased volume from the Sezzle Premium and long-term programs. Total Income declined 4.8% MoM to US$9.7 million for August and represented 6.8% of UMS. Despite the sequential decline, Total Income increased 1.7% YoY and as a percentage of UMS improved 72bps. Recent initiatives elevated Total Income as a percentage of UMS, including offboarding unprofitable merchants and renegotiating merchant and network partner contracts. “In 2022, we have not pursued growth for the sake of growth, and this has been reflected in our recent monthly results, which have shown YoY improvement in Total Income despite lower UMS,” noted Mr. Youakim. “We have had opportunities to pursue significant growth that would be unprofitable, but we believe it is not the right time or environment for us to pursue such activities.”

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 3 Quarter to date through 31 August 2022, Total Income less Transaction Related Costs improved relative to 2Q22, driven by a shift towards ACH as the primary repayment method and a reduced Provision for Uncollectible Accounts resulting from refined underwriting strategies. Additionally, the Company lowered its Adjusted Operating Expense further via a decrease in General & Administrative, Marketing, Advertising, and Tradeshow expenses. As a result, the Company has reduced its average monthly gap between Total Income less Transaction Related Costs and Adjusted Operating Expense to $1.9 million in 3Q22 from $3.7 million in 2Q22. The Company expects to continue to experience sequential improvement as it targets to eliminate monthly burn by year end. • Sezzle Premium Update. The Company’s new premium subscription offering (launched in June) has been well received by consumers, with over 82,000 active subscribers as of 20 September 2022. Subscribers’ top destinations are Amazon, Instacart, and Walmart. • Payment Convenience Fee. In September, Sezzle began implementing convenience fees in test markets for U.S. consumers that prefer to use a debit or credit card for installment payments 2-4 for the Company’s core pay-in-four product. Convenience fees are expected to be fully rolled out during 4Q22. This August business update has been approved by the Company’s Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board.

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 4 Contact Information For more information about this announcement: Lee Brading, CFA Investor Relations +651 240 6001 InvestorRelations@sezzle.com Justin Clyne Company Secretary +61 407 123 143 jclyne@clynecorporate.com.au Erin Foran Media Enquiries +651 403 2184 erin.foran@sezzle.com About Sezzle Inc. Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle’s payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle’s transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom. For more information visit sezzle.com. Sezzle’s CDIs are issued in reliance on the exemption from registration contained in Regulation S of the US Securities Act of 1933 (Securities Act) for offers of securities which are made outside the US. Accordingly, the CDIs have not been, and will not be, registered under the Securities Act or the laws of any state or other jurisdiction in the US. As a result of relying on the Regulation S exemption, the CDIs are ‘restricted securities’ under Rule 144 of the Securities Act. This means that you are unable to sell the CDIs into the US or to a US person who is not a QIB for the foreseeable future, unless the re-sale of the CDIs is registered under the Securities Act or another exemption is available. To enforce the above transfer restrictions, all CDIs issued bear a FOR Financial Product designation on the ASX. This designation restricts any CDIs from being sold on ASX to US persons excluding QIBs. However, you are still able to freely transfer your CDIs on ASX to any person other than a US person who is not a QIB. In addition, hedging transactions with regard to the CDIs may only be conducted in accordance with the Securities Act. Cautionary Note Regarding Forward-Looking Statements This report contains certain forward-looking statements within the meaning of the federal securities laws with respect to: statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” or similar expressions. These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) the potential impact of the termination of our merger agreement with Zip Co Limited, including any

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 5 impact on our stock price, business, financial condition and results of operations, and the potential negative impact to our business and employee relationships(ii) impact of the “buy-now, pay-later” (“BNPL”) industry becoming subject to increased regulatory scrutiny; (iii) impact of operating in a highly competitive industry; (iv) impact of macro-economic conditions on consumer spending; (v) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales (“UMS”); (vi) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vii) our ability to meet additional capital requirements; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (ix) impact of the integration, support and prominent presentation of our platform by our merchants; (x) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (xi) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xii) impact of the loss of key partners and merchant relationships; (xiii) impact of exchange rate fluctuations in the international markets in which we operate; (xiv) our ability to protect our intellectual property rights; (xv) our ability to retain employees and recruit additional employees; (xvi) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and the international markets in which we operate; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the “Risk Factors” section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2022 and subsequent quarterly reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this release. This release has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the presentation (any of which may change without notice). No Offer or Solicitation This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by

Sezzle Inc. (ASX:SZL) | ARBN 633 327 358 | sezzle.com | 251 1st Ave N, Suite 200, Minneapolis, MN 55401 6 means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or pursuant to another available exemption.